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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 30, 2003



                               THE BRINK'S COMPANY
             (Exact Name of registrant as specified in its charter)





           Virginia                      1-9148                54-1317776
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)





               P. O. Box 18100
             1801 Bayberry Court
                Richmond, VA                                   23226-8100
  (Address of principal executive offices)                     (Zip Code)




                                 (804) 289-9600
              (Registrant's telephone number, including area code)



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Item 12.    Results of Operations and Financial Condition

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by The Brink's Company (the "Company") pursuant to Item 12 of Form 8-K.

On October 30, 2003 the Company issued a press release regarding its earnings for the third quarter ended September 30, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


 Exhibit

      99.1 Press Release dated October 30, 2003 issued by The Brink's Company.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE BRINK'S COMPANY
                                  (Registrant)



                                  By  /s/ Robert T. Ritter
                                    --------------------------------------------
                                      Robert T. Ritter
                                      Vice President and Chief Financial Officer


Dated: October 30, 2003


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                                  EXHIBIT INDEX


Exhibit
Number                   Description

99.1      Press Release dated October 30, 2003 issued by The Brink's Company.